FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016 (March 8, 2016)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.

(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

(650) 655-7800

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 8, 2016, Essex Property Trust, Inc. (“Essex”) entered into ten separate equity distribution agreements (collectively, the “Equity Distribution Agreements”) with the following parties, respectively:

•	Cantor Fitzgerald & Co.
•	Barclays Capital Inc.
•	BMO Capital Markets Corp.
•	BNP Paribas Securities Corp.
•	Capital One Securities, Inc.
•	Citigroup Global Markets, Inc.
•	Jefferies LLC
•	J.P. Morgan Securities LLC
•	Mitsubishi UFJ Securities (USA), Inc.
•	UBS Securities LLC

Essex entered into the Equity Distribution Agreements for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time pursuant to its automatic shelf registration statement on Form S-3 filed on March 4, 2016, and prospectus supplement filed on March 8, 2016. Essex may offer up to an aggregate of 5,000,000 shares of common stock pursuant to all of the Equity Distribution Agreements.  Essex may offer and sell shares from time to time through the above entities, as agents or principals.  These Equity Distribution Agreements supersede the prior equity distribution agreements and amended and restated equity distribution agreements that the Company had entered into in August 2014 with various of these entities.

A copy of the form of the Equity Distribution Agreement is filed as Exhibit 10.1 to this report as set forth Item 9.01(d) below, and such exhibit is incorporated herein by reference. The Equity Distribution Agreements with the parties listed above are substantially identical in all material respects to this form, except as to the parties, and are omitted from exhibits filed herewith in reliance on instruction 2 to Item 601 of Regulation S-K, and the co-registrants will file executed copies of the omitted exhibits if so requested by the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1  Form of Equity Distribution Agreement between Essex Property Trust, Inc. and various entities, dated March 8, 2016

Schedule of omitted agreements executed on March 8, 2016 referred to in Item 1.01 above:

•	Equity Distribution Agreement between Essex Property Trust, Inc. and Cantor Fitzgerald & Co., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Barclays Capital Inc., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and BMO Capital Markets Corp., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and BNP Paribas Securities Corp., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Capital One Securities, Inc., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Citigroup Global Markets Inc., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Jefferies LLC, dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and J.P. Morgan Securities LLC, dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Mitsubishi UFJ Securities (USA), Inc., dated March 8, 2016
•	Equity Distribution Agreement between Essex Property Trust, Inc. and UBS Securities LLC, dated March 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2016

Essex Property Trust, Inc.

/s/ Angela L. Kleiman
Name: Angela L. Kleiman
Title: Executive Vice President & Chief Financial Officer

Essex Portfolio, L.P.
By: Essex Property Trust, Inc.

/s/ Angela L. Kleiman
Name: Angela L. Kleiman
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Equity Distribution Agreement between Essex Property Trust, Inc. and various entities, dated March 8, 2016